UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 4, 2010 (June 10, 2010)

BioAuthorize Holdings, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	000-33073	20-2775009
(State or other Jurisdiction of	(Commission File No.)	(IRS Employer
Incorporation)		Identification No.)

15849 N. 71st Street, Suite 100
Scottsdale, Arizona 85254-2179
(Address of Registrant's Principal Executive Offices) (Zip Code)

(928) 300-5965
(Registrant's telephone number, including area code)

15849 N. 71st Street, Suite 216
Scottsdale, Arizona 85254-2179
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items in Form 8-K

		Page

Facing Page		1

Item 1.01	Entry Into A Material Definitive Agreement	3
Item 1.03	Bankruptcy or Receivership	3
Item 3.02	Unregistered Sales of Equity Securities	3

Signatures		3

2

Item 1.01           ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective June 4, 2010, BioAuthorize Holdings, Inc., a Nevada corporation (the “Company”) granted and issued to each of Yada Schneider and Jeffrey Perry, 10,000,000 shares of the Company’s common stock, par value $.001 per share (the “Shares”), for services rendered to the Company as a director and executive officer.  The issuances were made under the terms and conditions of separate Subscription Agreements (the “Subscription Agreements”) executed with each individual in consideration for services rendered by each to the Company as a director and executive officer.  Mr. Schneider has received no other compensation for his service to the Company since April 2008, and Mr. Perry has never received any previous compensation since his appointment as a director and executive officer in October 2008.   The Shares of the Company’s common stock were issued in reliance upon an exemption from registration afforded under Section 4(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering, and/or Regulation D promulgated thereunder, and in reliance upon exemptions from registration under applicable state securities laws.

The summary of the Subscription Agreements set forth above do not purport to be a complete statement of the terms of the Subscription Agreements.  This summary is qualified in its entirety by reference to the full text of the Subscription Agreements.

THIS CURRENT REPORT IS NOT AN OFFER OF SECURITIES FOR SALE. ANY SECURITIES SOLD AS DESCRIBED ABOVE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.

Item 1.03           BANKRUPTCY OR RECEIVERSHIP

On February 11, 2010, the Company’s wholly-owned subsidiary, BioAuthorize, Inc., a Colorado corporation (“BioAuthorize”), filed for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court, District of Arizona, Case No. 2:10-bk-03505-GBN. The case has been converted to Chapter 7 of the United States Bankruptcy Code.

Item 3.02           UNREGISTERED SALES OF EQUITY SECURITIES

The Company hereby incorporates by reference its response in Item 1.01 in response to Item 3.02 with regard to the terms and conditions of the issuance of the Shares.  As directors and executive officers of the Company, Mr. Schneider and Mr. Perry are each represented to be an “accredited investor” and each agreed that the Shares bear a restrictive legend against resale without registration under the Securities Act of 1933, as amended (the “Securities Act”).
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOAUTHORIZE HOLDINGS, INC.

Dated: June 10, 2010	By:	/s/ Jeffrey Perry
Jeffrey Perry,
CFO

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